HANLON MANAGED INCOME FUND

Class A HANAX

Class C HANCX

Class I HANIX

Class R HANRX

Investor Class HANVX

HANLON TACTICAL DIVIDEND AND MOMENTUM FUND

Class A HTDAX

Class C HTDCX

Class I HTDIX

Class R HTDRX

Investor Class HTDVX

A Series of Two Roads Shared Trust

Supplement dated June 30, 2016

to the Prospectus for the Hanlon Managed Income Fund and Hanlon Tactical Dividend and Momentum Fund (each a “Fund” and together, the “Funds”) dated May 29, 2016

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The following is added as a new section following the section entitled “Frequent Purchases and Redemptions of Fund Shares” on page 20 of the Prospectus:

EXCHANGE PRIVILEGE

Upon request, eligible beneficial holders of Class A Shares may exchange their shares for Class I Shares of the same Fund. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class A Shares.

Such an exchange will be effected at the NAV of the Class A Shares next calculated after the exchange request is received by the Funds’ transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class A Shares. The Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of each Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class A Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class C or Class R shares of the Funds. The exchange privilege is not applicable to exchanges of one Fund for another.

You may make an exchange request by sending a written request to the Funds’ transfer agent or calling the Funds at 1-844-828-3212.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Prospectus dated May 29, 2016 provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission and is incorporated by reference and can be obtained without charge by calling 1-844-828-3212.